AMENDMENT TO
                            NATIONAL FUEL GAS COMPANY
                           1993 AWARD AND OPTION PLAN


              I, Bernard J. Kennedy, pursuant to authorization granted by the National Fuel Gas Company Board of Directors on December 13, 1996, do hereby execute the following amendment to the National Fuel Gas Company 1993 Award and Option Plan (the "1993 Plan"), effective December 2, 1996.

              1. Section 5 is amended so that the second sentence thereof shall read as follows:

                           Awards covering no more than 325,000 shares of Common
              Stock (subject to adjustment as provided in paragraph 18) may be granted to any Participant in any fiscal year of the Company.



                                      NATIONAL FUEL GAS COMPANY




Dec. 18, 1996                         /s/ Bernard J. Kennedy
-------------                         -----------------------------------------
Dated                                 Bernard J. Kennedy
                                      President, Chief Executive Officer
                                      and Chairman of the Board of
                                      Directors